UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 7, 2014

Comfort Systems USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13011	76-0526487
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

675 Bering, Suite 400 Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (713) 830-9600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement

On April 7, 2014, Comfort Systems USA, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Dyna Ten Corporation (“Dyna Ten”), certain of its shareholders, and CSUSA (20), Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”). Subject to the terms and conditions of the Merger Agreement, Dyna Ten will merge with and into the Merger Sub (the “Merger”), with Dyna Ten surviving the Merger as a wholly owned subsidiary of the Company. At the effective time of the Merger each share of Dyna Ten’s common stock issued and outstanding prior to the Merger will be converted into the right to receive a pro rata share of the Merger Consideration. The aggregate Merger Consideration is $37.5 million payable in cash at closing, subject to certain post-closing adjustments, including calculations related to Dyna Ten’s working capital requirements and the outcome of certain projects in process as of the closing date.

Each of Dyna Ten’s and the Company’s obligation to consummate the Merger is subject to a number of conditions, including, among others, approval by Dyna Ten’s shareholders of the adoption of the Merger Agreement, execution by all of Dyna Ten’s shareholders of key consents and acknowledgments, and the representations and warranties of the other party being true and correct, subject to the materiality standards contained in the Merger Agreement. The Merger Agreement contains customary representations and warranties by the parties, as well as customary covenants, including non-compete and non-solicitation covenants by the Dyna Ten shareholders, indemnification covenants by both parties, and covenants by the signing shareholders to vote in favor of the transaction.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01                   Other Events

Attached as Exhibit 99.1 is a copy of a press release of the Company dated April 7, 2014, reporting the Company’s entry into the Merger Agreement with Dyna Ten.

Item 9.01                   Financial Statement and Exhibits.

(d)          Exhibits.

10.1	Agreement and Plan of Merger, dated April 7, 2014.
99.1	Press Release dated April 8, 2014 announcing the Company’s entry into an agreement to acquire Dyna Ten Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMFORT SYSTEMS USA, INC.

	By:	/s/ Trent T. McKenna
Trent T. McKenna, Senior Vice President and General Counsel

Date: April 9, 2014

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
10.1	Agreement and Plan of Merger, dated April 7, 2014.

99.1	Press Release dated April 8, 2014 announcing the Company’s entry into an agreement to acquire Dyna Ten Corporation.